UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on April 28, 2010, Home Loan Center, Inc. (“HLC”), a subsidiary of Tree.com, Inc. (the “Registrant”), entered into an amendment to its existing warehouse line of credit with Bank of America.  The information set forth below under Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.02.                                          Results of Operations and Financial Condition.

On April 30, 2010, the Registrant announced financial results for the first quarter ended March 31, 2010.  A copy of the related press release is furnished as Exhibit 99.1.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 28, 2010, Home Loan Center, Inc. (“HLC”), a subsidiary of the Registrant, entered into an amendment to its existing warehouse line of credit with Bank of America.  The amendment extends the termination date from April 30, 2010 to June 29, 2010.  The amendment also decreases the percentage of loans originated by HLC which are required to be sold to Bank of America from 50% to 25% of Conventional Conforming loans and 25% of Government Mortgage Loans.  The amount of the “pair-off fee” charged on the difference between the required and actual volume of loans sold to Bank of America is also reduced from 0.375% to 0.250%.  A copy of the amendment is attached as Exhibit 10.1.

Item 5.07.                  Submission of Matters to a Vote of Security Holders

On April 28, 2010, the Registrant held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”).

The following are the voting results on each matter submitted to the Registrant’s Stockholders at the Annual Meeting.

1.                                       Election to the Registrant’s Board of Directors the following 7 nominees:

	For	Withheld
Peter Horan	5,583,020	2,092,851
W. Mac Lackey	7,634,491	41,380
Douglas Lebda	7,603,682	72,189
Joseph Levin	7,632,609	43,262
Patrick McCrory	7,605,376	70,495
Lance Melber	7,605,377	70,494
Steve Ozonian	7,602,490	73,381

2.                                       Ratification of appointment of Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm for the 2010 fiscal year:

For	Against	Abstentions
9,466,928	40,127	956

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Transactions Terms Letter, made and entered into as of April 28, 2010 by and between Home Loan Center, Inc. d/b/a LendingTree Loans and Bank of America

99.1	Press Release, dated April 30, 2010, with respect to the Registrant’s financial results for the first quarter ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2010

TREE.COM, INC.

By:	/s/ MATTHEW PACKEY
Matthew Packey
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Transactions Terms Letter, made and entered into as of April 28, 2010 by and between Home Loan Center, Inc. d/b/a LendingTree Loans and Bank of America

99.1	Press Release, dated April 30, 2010, with respect to the Registrant’s financial results for the first quarter ended March 31, 2010.